UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 21, 2005

Commission File Number

0-28378

AmREIT

(Exact name of registrant as specified in its charter)

TEXAS (State or other jurisdiction of Incorporation or organization)	76-0410050 (IRS Employer Identification No.)

8 Greenway Plaza, Suite 1000, Houston, Texas 77046 (Address of principal executive offices)	713-850-1400 (Registrant’s telephone number)

[N/A]

(Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statement and Exhibits
SIGNATURE
Exhibit Index
Press Release dated March 21, 2005
Slide Presentation

Item 2.02. Results of Operations and Financial Condition

     On March 21, 2005 the Company issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2004. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1. Also attached as Exhibit 99.2 to this report are the slides which accompany this press release.

     The Company’s press release announcing its financial results for its fourth quarter and year ended December 31, 2004 contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

     The press release attached to this Form 8-K as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section.

Item 9.01. Financial Statement and Exhibits

Exhibits. The following exhibits are furnished as part of this current report on Form 8-K:

99.1	Press release dated March 21, 2005

99.2	Slide presentation

1

SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AmREIT
By:	/s/ Chad C. Braun
Chad C. Braun, Chief Financial Officer

Dated: March 24, 2005

2

Exhibit Index

Exhibit
Number	Description
99.1	Press release dated March 21, 2005

99.2	Slide presentation